                      ENVIRO INDUSTRIAL TECHNOLOGIES, INC.

                    TOTAL AUTHORIZED ISSUE 60,000,000 SHARES

50,000,000 SHARES PAR VALUE $.001 EACH            10,000,000 SHARES PAR VALUE $.001 EACH        See Reverse for
         COMMON STOCK                                          PREFERRED STOCK                Certain Definitions

This is to Certify that _______________________________________ is the owner of

_______________________________________________________________________________
            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
                      ENVIRO INDUSTRIAL TECHNOLOGIES, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.
Witness, the seal of the Corporation and the signatures of its duly authorized officers.
Dated

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM        -as tenants in common         UNIF GIFT MIN ACT-_____Custodian_______
                                                               (Cust)        (Minor)
TEN ENT        -as tenants by the entireties  under Uniform Gifts to Minors
                                             Act__________________________
                                                       (State)

JT TEN         -as joint tenants with right
                of survivorship and not as
                tenants in common
                Additional abbreviations may also be used though not in the above list

For value received ________ hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
/                             /________________________________________________

_______________________________________________________________________________
             (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
                          POSTAL ZIP CODE OF ASSIGNEE)
_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

              Dated __________________________   ________
                         In presence of

                                        _______________________________________

______________________________________


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.